Exhibit 10.32

[***] Certain portions of this exhibit have been omitted because they are not material and the registrant customarily and actually treats that information as private or confidential.

December 16, 2021

Via Overnight Courier Service

CRISPR Therapeutics, Inc. 610 Main Street

Cambridge, MA 02139 and

200 Sidney Road

Cambridge, MA 02142

Re: 610 Main Street, 5th, 6th and 7th Floors, Cambridge, MA (the “Subleased Premises”) Dear CRISPR:

Reference is made to that certain Sublease Agreement dated as of August 1, 2016 (the “5th Floor Sublease”), and that certain Sublease Agreement dated as of May 6, 2016 (the “6 th –7th Floor Sublease”) between Pfizer Inc. (“Sublandlord”) and CRISPR Therapeutics, Inc. (“Subtenant”) (collectively, the “Subleases”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Subleases.

This letter will serve to amend Clause 4 of the letter agreement dated April 29, 2021 signed by Sublandlord and Subtenant (the “April 29th Letter”). Clause 4 of the April 29th Letter is hereby deleted in its entirety and replaced with the following:

“4. Notwithstanding the Termination Date as provided in clause (3) and notwithstanding anything to the contrary set forth in the Subleases, Pfizer acknowledges and agrees that CRISPR may adjust the Termination Date by providing written notice to Pfizer of such adjusted Termination Date by April 1, 2022. Such adjusted Termination Date will be (i) not more than three (3) months prior to July 1, 2022 or (ii) not more than three (3) months after July 1, 2022; and”

By signing below, you are acknowledging and confirming your agreement to the terms set forth herein. After signing, please return the executed copy to me by email @ [***].

Very truly yours,

Pfizer Inc.

By: /s/ Gareth C. Annino

Name: Gareth C. Annino

Title: Sr. Director, FS & CRE

cc: Denis Desmond – Head of Facilities Services, CRISPR

ACKNOWLEDGED AND AGREED: CRISPR THERAPEUTICS, INC.

/s/ Denis Desmond

Name: Denis Desmond

Title: Head of Facilities Services, Operations & Real E.